UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 9, 2018

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting (“Annual Meeting”) of shareholders of Southside Bancshares, Inc. (the “Company”) held on May 9, 2018, the Company's shareholders elected five directors for a term of three years, one director for a term of two years, and one director for a term of one year. The shareholders adopted, on a non-binding, advisory basis, a proposal approving the compensation of the Company's named executive officers (“Say-on-Pay”). The shareholders also approved an amendment to the Company's certificate of formation to increase the number of authorized shares of the Company’s common stock from 40,000,000 to 80,000,000 shares, a copy of which is filed as Exhibit 3.1 to this report on Form 8-K and incorporated herein by reference. The Company's shareholders also ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018.

The final voting results are set forth below:

1. Election of Directors
	Shares Voted
Nominees for Director for a term expiring at the 2021 Annual Meeting	For	Against	Abstain	Broker Non Votes
S. Elaine Anderson, CPA	23,137,259	283,707	24,403	6,614,275
Herbert C. Buie	22,552,163	858,890	34,316	6,614,275
Patricia A. Callan	23,202,225	211,383	31,761	6,614,275
John R. (Bob) Garrett	22,560,717	836,557	48,095	6,614,275
Tony K. Morgan, CPA	23,224,048	194,340	26,981	6,614,275

Nominee for Director for a term expiring at the 2020 Annual Meeting	For	Against	Abstain	Broker Non Votes
H. J. Shands, III	22,757,864	590,661	96,844	6,614,275

Nominee for Director for a term expiring at the 2019 Annual Meeting	For	Against	Abstain	Broker Non Votes
M. Richard Warner	23,156,129	191,472	97,768	6,614,275

	For	Against	Abstain	Broker Non Votes
2. Say-on-Pay	22,495,005	732,644	217,720	6,614,275

		For	Against	Abstain
3. Amendment to the Company's Certificate of Formation		28,183,723	1,696,639	179,282

		For	Against	Abstain
4. Ratification of Independent Auditors		29,987,467	47,220	24,957

		Outstanding	# Voted	% Voted
At Date of Record		35,052,547	30,059,644	85.76

Item 8.01. Other Events.

As previously announced, Joe Norton's term as director expired at the Annual Meeting and he did not stand for re-election. The Board appointed John R. (Bob) Garrett, the Board's previous Vice Chairman, to serve as Chairman of the Board and Donald W. Thedford to serve as Vice Chairman, effective immediately following the Annual Meeting. Both the Chairman and the Vice Chairman are independent directors and serve as ex-officio nonvoting members of the Audit, Nominating, Compensation, Risk and Information Technology, Digital Banking and Innovation Committees of the Board.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Restated Certificate of Formation of Southside Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: May 14, 2018	By:	/s/ Julie N. Shamburger
Julie N. Shamburger
Senior Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)